UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 2, 2013

Barclay Road, Inc.
(Exact Name of Registrant as Specified in its Charter)

WYOMING	000-52332	20-5571215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 ½ Sevier Court, Barbourville, Kentucky 40906

 (Address of principal executive office, including zip code)

404-229-6408
(Registrant’s telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Termination of a Material Definitive Agreement.

         On March 2, 2013, the Company received from Odebrecht-CFE Joint Venture (“Odebrecht-CFE”) a Letter of Termination, effective immediately, of the Company’s Subcontract Agreement, dated August 2, 2012, with Odebrecht-CFE pursuant to the prime contract for Site Preparation and NAVAIDS Infrastructure for the Fort Lauderdale-Hollywood International Airport, between Odebrecht-CFE and Broward County, Florida.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAY ROAD, INC.
(Registrant)

By: /s/ Walter Powell
-----------------------------
Walter Powell,
Chief Executive Officer

Date:    March 7, 2013